                           Scotia Pacific Company LLC
                      Timber Collateralized Notes due 2028

                         Monthly Noteholder Certificate
                         ------------------------------

Terms used but not defined herein have the meanings set forth in the Indenture governing the Timber Notes. This Monthly Noteholder Certificate is delivered pursuant to Section 4.6 of the Indenture.

I.       The following summarizes the Collection Account Disbursement on January
         22, 2002 pursuant to the Indenture:

                                                                    Total
                                                          ------------------------
A.       PAYMENT OF EXPENSES

1.       Amount Transferred to Expense Reserve                       $2,274,487.71
2.       Payment of Trustee's, Collateral Agent's
         and Liquidity Providers' Expenses                              $97,265.81

B.       LINE OF CREDIT OR LIQUIDITY ACCOUNT

3.       Payment of interest and principal on
         Advances under Line of Credit Agreement                             $0.00
4.       Transfer from Liquidity Account to
         Collection Account                                                  $0.00
5.       Required Liquidity Amount as of close
         of business on January 22, 2002                            $60,015,988.91
6.       Amount on deposit in the Liquidity
         Account as of close of business
         on January 22, 2002                                                 $0.00
7.       Amount available under Line of Credit
         Agreement as of close of business
         on January 22, 2002                                        $60,015.988.91
8.       Amount of outstanding Advances under
         Line of Credit Agreement as of close
         of business on January 22, 2002                                     $0.00

                                                                    Total
                                                          ------------------------
C.       TRANSFERS TO PAYMENT ACCOUNT, LIQUIDITY
         ACCOUNT OR EXPENSE RESERVE

9.       Transfer to Payment Account Re:
         Monthly Deposit Amount 1                                            $0.00
10.      Targeted Monthly Deposit Amount
         multiplied by Reinvestment Factor
         less, to the extent applicable,
         the Premium Provision Refundable Amount                             $0.00
11.      Shortfall, if any, in the Monthly
         Deposit Amount (No. (10) - (9) )                                    $0.00
12.      Transfer to Payment Account Re:
         Payments of interest and principal
         under Line of Credit Agreement
         following a Termination Advance 1                                   $0.00
13.      Transfer to Liquidity Account
         (following a Termination Advance
         under Line of Credit Agreement)                                     $0.00
14.      Transfer to Payment Account Re:
         Premium Provision 1                                                 $0.00
15.      Additional transfer to Expense Reserve                              $0.00
16.      Transfer to Payment Account re: excess
         of Base Monthly Deposit Amount over
         Targeted Monthly Deposit Amount                             $1,417,476.67
17.      Additional Transfers to Payment Account 2                           $0.00

D.       ADDITIONAL PAYMENTS TO LIQUIDITY PROVIDERS

18.      Payments of Additional Liquidity Provider
         Fees and/or Supplemental Liquidity
         Provider Interest to Liquidity Providers                            $0.00

-----------------------------------

1        Amounts in Nos. (9), (12), (14) and (16) are the lesser of the amount computed pursuant to the relevant formula or agreement and available cash. In the case of No. (9), any shortfall is set forth in No. (11).
         In the case of Nos. (12), (14), and (16) the amount of the shortfall was $0.00, $0.00 and $3,517,674.63, respectively.

2        Consists of voluntary transfer of $0.00.

                                                                    Total
                                                          ------------------------
E.       SCHEDULED AMORTIZATION RESERVE ACCOUNT

19.      Transfer to Scheduled Amortization Reserve
         Account                                                             $0.00
20.      Required Scheduled Amortization Reserve
         Balance as of close of business on
         January 22, 2002                                          $150,213,000.00
21.      Amount on deposit in the Scheduled
         Amortization Reserve Account as of
         close of business on January 22, 2002                     $148,429,958.34
22.      Amount available under Scheduled Amortization
         Line of Credit Agreement as of close of
         business on January 22, 2002                                        $0.00
23.      Amount of outstanding Scheduled Amortization
         Advances under Scheduled Line of Credit
         Agreement on January 22, 2002                                       $0.00

F.       TRANSFER TO ISSUER

24.      Release to Issuer                                                   $0.00

II.      Principal Balance of Timber Notes and Certain Additional Data With
         Respect to Amounts on Deposit in the Payment Account as of the close of business on the Monthly Deposit Date

                                                                                               Per $1,000
                                                                                               of original
                                                                                                principal
                                                                       Total                     amount
                                                              ----------------------     ----------------------
A.       Principal Balance

1.       Principal Balance of Timber Notes
         Class A-1 Timber Notes                                      $106,875,391.00                    $665.06
         Class A-2 Timber Notes                                      $243,200,000.00                  $1,000.00
         Class A-3 Timber Notes                                      $463,348,000.00                  $1,000.00
                                                              ----------------------     ----------------------
         Total Principal Balance of Timber Notes                     $813,423,391.00                        N/A
                                                              ======================     ----------------------
2.       Principal Balance if Timber Notes were paid in
         accordance with Scheduled Amortization
         Class A-1 Timber Notes                                      $106,875,391.00                    $665.06
         Class A-2 Timber Notes                                      $243,200,000.00                  $1,000.00
         Class A-3 Timber Notes                                      $463,348,000.00                  $1,000.00
                                                              ----------------------     ----------------------
         Total Principal Balance if Timber Notes were paid
         in accordance with Scheduled Amortization                   $813,423,391.00                        N/A
                                                              ======================     ----------------------
3.       Amount of Amortization, if any, ahead of (or
         behind) Scheduled Amortization (No. (1) - (2), or
         (2) - (1) ) for each Class of Timber Notes
         Class A-1 Timber Notes                                                $0.00                      $0.00
         Class A-2 Timber Notes                                                $0.00                      $0.00
         Class A-3 Timber Notes                                                $0.00                      $0.00
                                                              ----------------------     ----------------------
         Total Amount of Amortization, if any, ahead of
         (or behind) Scheduled Amortization                                    $0.00                        N/A
                                                              ======================     ----------------------
B.       Application of Payment Account Funds

         A statement of the payments on the Timber Notes from the
         Payment Account and the Scheduled Amortization Reserve
         Account on the Monthly Deposit Date to which this
         Certificate relates is set forth in Section "A" of the
         accompanying Note Payment Noteholder Certificate.

III.     Prevailing SBE Price Data for the Monthly Period preceding the Monthly
         Deposit Date

Old Growth Redwood                                     $   569 / Mbf
Young Growth Redwood                                   $   569 / Mbf
Old Growth Douglas Fir                                 $   269 / Mbf
Young Growth Douglas Fir                               $   269 / Mbf
Whitewoods                                             $   119 / Mbf

Note:    Assumes an average size-quality category of 2.0 and the following harvest method percentages: Cat - 35%; Short-span skyline - 55%;
         Long-span skyline - 5%; and Helicopter - 5%